As electronically filed with the Securities and Exchange Commission on April 28, 1997

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


Date of Report (Date of earliest event reported): April 21, 1997

                               ASA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           GEORGIA                      333-13071                   58-2258221
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
        incorporation)                                           Identification No.)

      100 HARTSFIELD CENTRE PARKWAY, SUITE 800, ATLANTA, GEORGIA 30354-1356
               (Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code (404) 766-1400

================================================================================

ITEM 5.           OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated April 21, 1997 of ASA Holdings, Inc. relating to the announcement by Atlantic Southeast Airlines, Inc. that it has executed a purchase agreement with Bombardier to acquire aircraft which includes a definitive financing commitment from the Export Development Corporation of Canada.


ITEM 7.            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                   EXHIBITS.

         (c) The following exhibits are filed herewith. Exhibit numbers refer to Item 601 of Regulation S-K:

         99.1  Press Release dated April 21, 1997 of ASA Holdings, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 1997


                                     ASA HOLDINGS, INC.


                                     By:/s/ George F. Pickett
                                        ---------------------------------------
                                          George F. Pickett, Chairman of
                                          the Board and Chief Executive
                                          Officer (Principal Executive Officer)